                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K



                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):
                                 AUGUST 9, 2002



                            PEROT SYSTEMS CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


   DELAWARE                       0-22495                      75-2230700
---------------               ----------------            -------------------
(STATE OR OTHER               (COMMISSION FILE              (IRS EMPLOYER
JURISDICTION OF                   NUMBER)                 IDENTIFICATION NO.)
INCORPORATION)


                              2300 W. PLANO PARKWAY
                               PLANO, TEXAS 75075

               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)



               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (972) 577-0000



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ITEM 9. REGULATION FD DISCLOSURE.

         Perot Systems Corporation (Perot Systems) is furnishing herewith the Statements under Oath of its Principal Executive Officer and its Principal Financial Officer regarding facts and circumstances relating to Exchange Act filings as Exhibits 99.1 and 99.2, respectively, which are included herein. Ross Perot, Jr., President and Chief Executive Officer of Perot Systems, and Russell Freeman, Vice President and Chief Financial Officer of Perot Systems, signed these statements on August 8, 2002. The statements were furnished to the Securities and Exchange Commission (SEC) on August 9, 2002, pursuant to the SEC's Order No. 4-460 (June 27, 2002).


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

         The following exhibits are furnished herein:

         99.1 Statement Under Oath of Principal Executive Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 8, 2002.

         99.2 Statement Under Oath of Principal Financial Officer Regarding Facts and Circumstances Relating to Exchange Act Filings, dated August 8, 2002.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


      Dated:  August 9, 2002                  PEROT SYSTEMS CORPORATION



                                              By: /s/ Peter A. Altabef
                                                  -----------------------------
                                              Peter A. Altabef
                                              Vice President, General
                                              Counsel and Secretary



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                                INDEX TO EXHIBITS




EXHIBIT
NUMBER                                     DESCRIPTION
-------                                    -----------
 99.1             Statement Under Oath of Principal Executive Officer Regarding
                  Facts and Circumstances Relating to Exchange Act Filings,
                  dated August 8, 2002.

 99.2             Statement Under Oath of Principal Financial Officer Regarding
                  Facts and Circumstances Relating to Exchange Act Filings, dated August 8, 2002.